SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2008

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

                                        Maryland
(State or Other Jurisdiction of Incorporation)

1-12386	13-371318
(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

                                                          n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2008 Executive Compensation Program

On April 14, 2008, the Compensation Committee of the Board of Trustees of Lexington Realty Trust (the “Trust”) implemented the 2008 executive compensation program, which consists of (1) a base salary, (2) an annual cash incentive opportunity, and (3) an annual long-term incentive opportunity. In 2007, as previously disclosed, the Compensation Committee adopted an out-performance program with a measurement period that expires on December 31, 2009. The Compensation Committee retained FPL Associates, as its independent compensation consultant, to perform an analysis of the Trust’s compensation practices with those of its peers, and to make recommendations with respect to the 2008 executive compensation program.

Base Salary.  As previously disclosed, the Compensation Committee determined base salaries for the Trust’s executive officers, which, with the exception of Patrick Carroll’s base salary, which was increased by 4.2%, are unchanged from 2007 and are as follows:

Executive Officer	2008 Base Salary
T. Wilson Eglin, Chief Executive Officer, President and Chief Operating Officer	$550,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$375,000
E. Robert Roskind, Chairman	$450,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$475,000

Annual Cash Incentive Opportunity. The Trust’s executive officers may be eligible for two annual cash incentives that, in the aggregate, provide an incentive opportunity equal to 50%, 100% or 150% of base salary.

The first portion of the annual cash incentive is equal to 50% of the aggregate opportunity and is measured in accordance with the following performance criteria and weighted according to the following percentages: (1) 25% on company funds from operations for 2008, which is referred to as Company FFO and is defined in Exhibit 99.1 to the Trust’s Current Report on Form 8-K filed on February 29, 2008; (2) 12.5% on absolute total shareholder return for 2008; and (3) 12.5% on relative total shareholder return for 2008 based on the MSCI US REIT INDEX. For each performance criteria, the Compensation Committee has established threshold, target and high performance metrics, which are (1) $1.55 per share, $1.60 per share and $1.64 per share for 2008 Company FFO, respectively; (2) 10%, 12.5% and 15% of 2008 absolute total shareholder return, respectively; and (3) 2008 relative total shareholder return equal to the MSCI US REIT INDEX average, 110% of the MSCI US REIT INDEX average and 120% of the MSCI US REIT INDEX average, respectively. The Compensation Committee has retained the right to (1) modify the Company FFO bandwidth to take into account unusual and non-recurring items and (2) reduce, but not increase, the amounts an executive may be entitled to under this first portion of the annual cash incentive opportunity.

The second portion of the annual cash incentive is equal to 50% of the aggregate opportunity and is discretionary and based on individual/subjective criteria, which includes the following:

Executive Officer	Subjective Measures
T. Wilson Eglin, Chief Executive Officer, President and Chief Operating Officer
• generating Company FFO in the Trust’s guidance range of $1.56 - $1.64 per share

• long-term strategic planning

• capital allocation

• leasing activity

• lowering financing costs

• head count management and retention

Patrick Carroll, Chief Financial Officer, Executive Vice President and Treasurer
• lowering financing costs

• financial reporting compliance

• headcount management and retention within department

• management of third party auditors

• REIT compliance

• management of information technology

E. Robert Roskind, Chairman
• long-term strategic planning

• acquisitions volume or yield on acquisitions

• strategic transaction activity, including development of new joint ventures

• the amount of time spent on the Trust’s business affairs

Richard J. Rouse, Vice Chairman, Chief Investment Officer	• acquisitions volume or yield on acquisitions • mortgage debt placement • headcount management and retention within department
In the event that none of the performance thresholds are met and if, in the Compensation Committee’s discretion, the individual/subjective criteria were not met, an executive may not receive any cash incentive for 2008.

Annual Long-Term Incentive Opportunity.  The Trust’s executive officers may be eligible for two annual long-term incentives that, in the aggregate, provide an incentive opportunity equal to 62.5%, 125% or 187.5% of base salary.

The first portion of the annual long-term incentive is equal to 50% of the aggregate opportunity and is measured in accordance with the following performance criteria and weighted according to the following percentages: (1) 25% on Company FFO for 2008; (2) 12.5% on absolute total shareholder return for 2008; and (3) 12.5% on relative total shareholder return for 2008 based on the MSCI US REIT INDEX. For each performance criteria, the Compensation Committee has established threshold, target and high performance metrics, which are (1) $1.55 per share, $1.60 per share and $1.64 per share for 2008 Company FFO, respectively; (2) 10%, 12.5% and 15% of 2008 absolute total shareholder return, respectively; and (3) 2008 relative total shareholder return equal to the MSCI US REIT INDEX average, 110% of the MSCI US REIT INDEX average and 120% of the MSCI US REIT INDEX average, respectively. The Compensation Committee has retained the right to (1) modify the Company FFO bandwidth to take into account unusual and non-recurring items and (2) reduce, but not increase, the amounts an executive may be entitled to under this first portion of the annual long-term incentive opportunity.

The second portion of the annual long-term incentive is equal to 50% of the aggregate opportunity and is discretionary and based on individual/subjective criteria, which includes the criteria set forth above. In the event the performance or individual/subjective criteria are met, following the end of the year, an executive officer will receive a non-vested share award equivalent in value, measured as of the grant date, of the long-term incentive earned by the executive. The unvested share award will vest ratably over four years with the first 25% vesting on the first anniversary of the grant date, subject to the executive’s continuous employment.

In the event that none of the performance thresholds are met and if, in the Compensation Committee’s discretion, the individual/subjective criteria are not met, an executive may not receive any long-term incentive for that year.

2008 Trustee Compensation Program

On April 14, 2008, the Compensation Committee adopted a compensation arrangement for the Trust’s non-employee trustees, which was effective as of January 1, 2008 and supersedes the compensation arrangement with respect to the non-employee trustees that was in effect immediately prior to this date.  The 2008 trustee compensation program is composed of retainer fees, meeting fees, and equity awards, as follows:
Compensation Component	2008 Compensation
RETAINERS
Lead Independent Trustee	$20,000
Annual Member Retainer	$30,000
Audit Chairperson Retainer	$17,500
Compensation Chairperson Retainer	$10,000
Nominating & Corp. Gov. Committee Chairperson Retainer	$10,000
MEETING FEES:
In-Person Board Meeting Fees	$1,500
Telephonic Board Meeting Fees	$1,500
In Person Committee Meeting Fees	$1,000
Telephonic Committee Meeting Fees	$1,000
EQUITY AWARD:
Initial Equity Award	$45,000
Annual Equity Award	$45,000 (pro rated for partial years)

The 2008 trustee compensation program is substantially similar to the 2007 trustee compensation program, with the exception of the equity awards, which were previously a pre-determined number of common shares.  Under the 2008 trustee compensation program, (1) the initial equity award will be based on the closing price of the Trust’s common shares on the date the trustee is appointed and (2) the annual equity award will be based on the most recently completed year-end closing price of the Trust’s common shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: April 18, 2008	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer